Exhibit 10.3

FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY
AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of September 6, 2007, is entered into among Jazz Semiconductor, Inc , a Delaware corporation (“Jazz”), Newport Fab, LLC (d/b/a Jazz Semiconductor Operating Company), a Delaware limited liability company (“Operating Company”, and Operating Company together with Jazz, collectively, the “Borrowers” and each of them individually, a “Borrower”), Jazz Technologies, Inc , formerly known as Acquicor Technology Inc , a Delaware corporation (“Guarantor), the parties hereto as lenders (each individually, a “Lender” and collectively, “Lenders”), and Wachovia Capital Finance Corporation (Western), a California corporation, in its capacity as agent for the Lenders (in such capacity, “Agent”),

RECITALS

A                                             Borrowers, Guarantor, Agent, Lenders, and Wachovia Capital Markets, LLC, in its capacity as lead arranger, bookrunner and syndication agent, have previously entered into that certain Amended and Restated Loan and Security Agreement dated as of February 28, 2007 (the “Loan Agreement”), pursuant to which Agent and Lenders have made certain loans and financial accommodations available to Borrowers.. Terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement.

B.                                            Borrowers and Guarantor have requested that Agent and the Lenders amend the Loan Agreement, which Agent and the Lenders are willing to do pursuant to the terms and conditions set forth herein

C                                               Borrowers and Guarantor are entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of Agent’s or any Lender’s rights or remedies as set forth in the Loan Agreement is being waived or modified by the terms of this Amendment

AGREEMENT

NOW, THEREF ORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.                                          Amendment to Loan Agreement.

(a)                                     Section 9.11(g)(D) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“(D) the aggregate amount of all such dividends, distributions and repurchases permitted by this Section 9 11(g) shall not exceed $75,000,000 “

2.                                          Effectiveness of this Amendment The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent

(a)                                     Amendment., Agent shall have received this Amendment, fully executed by Borrowers, Guarantor, Agent and Required Lenders in a sufficient number of counterparts for distribution to all parties

(b)                                    Accommodation Fee. Agent shall have received, for the ratable benefit of the Lenders, a non-refundable accommodation fee in the amount of Five Thousand Dollars ($5,000), which fee is fully earned as of and due and payable on the date hereof’.

(c)                                     Representations and Warranties The representations and warranties set forth herein and in the Loan Agreement must be true and correct.

(d)                                    Other Required Documentation. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Agent.

3.                                          Representations and Warranties, Each Borrower and Guarantor each represents and warrants as follows:

(a)                                     Authority Each Borrower and Guarantor have the requisite company power and authority to execute and deliver this Amendment, and to perform its obligations hereunder and under the Financing Agreements (as amended or modified hereby) to which it is a party. The execution, delivery and performance by each Borrower and Guarantor of’ this Amendment have been duly approved by all necessary company action and no other company proceedings are necessary to consummate such transactions.

(b)                                    Enforceability. This Amendment has been duly executed and delivered by each Borrower and Guarantor. This Amendment and each Financing Agreement (as amended or modified hereby) are the legal, valid and binding obligations of each Borrower and Guarantor, enforceable against each Borrower and Guarantor in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium or similar laws limiting creditors’ rights generally or by general equitable principles, and are in full force and effect.

(c)                                    Representations and Warranties. The representations and warranties contained in each Financing Agreement (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are correct on and as of the date hereof as though made on and as of the date hereof.

(d)                                   Due Execution. The execution, delivery and performance of this Amendment are within the power of each Borrower and Guarantor, have been duly authorized by all necessary company action, have received all necessary governmental approval, if any, and do not contravene any law or any contractual restrictions binding on any Borrower or Guarantor.,

(e)                                     No Default. No event has occurred and is continuing that constitutes an Event of Default.

4.                                          Choice of Law. The validity of this Amendment, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the internal laws of the State of California governing contracts only to be performed in that State

5.                                          Counterparts This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

6.                                          Reference to and Effect on the Financing Agreements.

(a)                                     Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof’ or words of like import referring to the Loan Agreement, and each reference in the other Financing Agreements to “the Loan Agreement”, “thereof’ or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby

(b)                                   Except as specifically amended above, the Loan Agreement and all other. Financing Agreements, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c)                                    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Agent or any Lender under any of the Financing Agreements, nor constitute a waiver of any provision of any of the Financing Agreements.

(d)                                   To the extent that any terms and conditions in any of the Financing Agreements shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement as modified or amended hereby.

7.                                          Estoppel.  To induce Agent and Lenders to enter into this Amendment and to induce Agent and Lenders to continue to make advances to Borrowers under the Loan Agreement, each Borrower and Guarantor hereby acknowledges and agrees that, after giving effect to this Amendment, as of the date hereof, there exists no Default or Event of Default and no right of offset, defense, counterclaim or objection in favor of any Borrower or Guarantor as against Agent or any Lender with respect to the Obligations.

8.                                          Integration This Amendment, together with the other Financing Agreements, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

9.                                          Severability. In case any provision in this Amendment shall be invalid, illegal or’ unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

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IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

JAZZ SEMICONDUCTOR, INC.,
as a Borrower

By:	/s/ Paul A. Pittman
Name:	Paul A. Pittman
Title:	Chief Financial Officer

NEWPORT FAB, LLC,
as a Borrower

By:	/s/ Paul A. Pittman
Name:	Paul A. Pittman
Title:	Chief Financial Officer

JAZZ TECHNOLOGIES, INC.,
as a Guarantor

By:	/s/ Paul A. Pittman
Name:	Paul A. Pittman
Title:	Chief Financial Officer

WACHOVIA CAPITAL FINANCE CORPORATION (WESTERN),
as Agent and a Lender

By:	/s/ Robin Van Meter
Name: Robin Van Meter
Title:	Vice President